Newpark Resources Presentation

February 2015

NYSE: NR

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act that are based on management's current expectations, estimates and projections. All statements that address expectations or projections about the future, including Newpark's strategy for growth, product development, market position, expected expenditures and financial results are forward-looking statements. Some of the forward-looking statements may be identified by words like "expects," "anticipates," "plans," "intends," "projects," "indicates," and similar expressions. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions. Many factors, including those discussed more fully elsewhere in this release and in documents filed with the Securities and Exchange Commission by Newpark, particularly its Annual Report on Form 10-K for the year ended December 31, 2013, as well as others, could cause results to differ materially from those stated. These risk factors include, but are not limited to, the execution of the final contract documents with Sonatrach and Sonatrach's willingness to maintain their current drilling plans, our ability to execute our business strategy and make successful business acquisitions and capital investments, operating hazards inherent in the oil and natural gas industry, our international operations, the availability of raw materials and skilled personnel, the impact of restrictions on offshore drilling activity, our customer concentration and cyclical nature of our industry, our market competition, the cost and continued availability of borrowed funds, legal and regulatory matters, including environmental regulations, inherent limitations of insurance coverage, potential impairments of long-lived intangible assets, technological developments in our industry, and the impact of severe weather, particularly in the U.S. Gulf Coast. Newpark's filings with the Securities and Exchange Commission can be obtained at no charge at www.sec.gov, as well as through our website.

COMPANY OVERVIEW

Consolidated Revenues



$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Revenues ($ millions)
14% CAGR
$667
$909
$984
$1,042
$1,118
2010
2011
2012
2013
2014

Revenue by Segment*



14%
86%

Operating Income by Segment*



42%
58%
Fluids Systems
Mats and Integrated Services

*Full Year 2014, excluding Corporate Office

- **Operating Segments:**
  - Fluids Systems
  - Mats and Integrated Services
- **Customer markets:**
  - Oil and Gas Industry
  - Recent expansion into utilities market (Mats)
- **Key geographic markets:**
  - North America
  - EMEA
  - Latin America
  - Asia Pacific

GLOBAL PRESENCE



2014 Revenue by Region - $1.1 billion
Canada
EMEA
Latin America
APAC
U.S.
7%
16%
8%
2%
67%

STRATEGIC DRIVERS – TECHNOLOGY

- **Driving to be the recognized technology leader in each of our business units**

- **Fluids Systems**
  - Our Evolution® family of high-performance water-based systems introduced in 2010
  - New worldwide technology center opened in June 2013

- **Mats & Integrated Services**
  - DURA-BASE® composite mat system provides superior work surface and environmental protection
  - Spill Containment System (patent pending) launched in November 2014
  - R&D center opening in 2015





NEWPARK

Strategic Drivers – International Expansion

- **International expansion is key to our strategy**
  - Stability of revenue; longer term contracts
  - Mostly IOC's and NOC's
  - Fewer Competitors
  - Key contract start-ups in 2014:
    - Kuwait Oil Company
    - Black Sea deepwater contract
    - Cairn (India)
  - Multi-year contract awards scheduled to start in 2015:
    - Sonatrach (Algeria)
    - ENI (Offshore Libya)



Revenues ($ millions)
$350
$300
$250
$200
$150
$100
$50
$0
21% CAGR
$62
$88
$140
$143
$175
$216
$251
$278
$290
2006
2007
2008
2009
2010
2011
2012
2013
2014

NEWPARK

STRATEGIC DRIVERS – CUSTOMER SUPPORT


ENERGYPOINT RESEARCH INC
Rated 1st in
Total Satisfaction
OILFIELD SERVICES
Customer Satisfaction
2014
ENERGYPOINT RESEARCH INC
Rated 1st in
Drilling Fluids Services
OILFIELD SERVICES
Customer Satisfaction
2014
ENERGYPOINT RESEARCH INC
Rated 1st in
HSE
OILFIELD SERVICES
Customer Satisfaction
2014
ENERGYPOINT RESEARCH INC
Rated 1st in
Fluids, Chemicals & Proppants
OILFIELD PRODUCTS
Customer Satisfaction
2014
ENERGYPOINT RESEARCH INC
Rated 1st in
Gulf of Mexico
OILFIELD SERVICES
Customer Satisfaction
2014
ENERGYPOINT RESEARCH INC
Rated 1st for
Offshore Applications
OILFIELD SERVICES
Customer Satisfaction
2014
ENERGYPOINT RESEARCH INC
Rated 1st for
Shale-oriented Applications
OILFIELD PRODUCTS
Customer Satisfaction
2014

- **Focused on backing our leading technology with superior customer support**
  - Advanced training programs for fluid technicians continue to enhance product and service knowledge
- **Strengthens customer relationships**
- **Consistently recognized by EnergyPoint Research, an independent customer service survey company**

Fluids Systems - Overview



Total Segment Revenues
Revenues ($ millions)
$1,200
$1,000
$800
$600
$400
$200
$0
$409
$598
$799
$862
$926
$965
2009
2010
2011
2012
2013
2014

- **Largest independent drilling fluids provider**
  - 3rd largest drilling fluids company worldwide (1)
- **Leading the industry in the development of new fluids technology**
- **Expanding activities with IOC's/NOC's**
  - Leveraging relationships globally
- **Investing in growth opportunities**
  - Gaining market share in NAM while expanding footprint internationally

NEWPARK

Fluids Systems – North America


North American Revenues
Revenue ($ millions)
$800
$700
$600
$500
$400
$300
$200
$100
$0
$268
$425
$585
$615
$654
$687
2009
2010
2011
2012
2013
2014


Market Share % by Region - 2014(1)
Market Share % (rigs)
35%
30%
25%
20%
15%
10%
5%
0%
27%
25%
8%
7%
6%
16%
14%
16%
East Texas
Louisiana
North Dakota
Northeast
Oklahoma
Rockies
South Texas
West Texas

- Serve most North American basins
- Approximately 13%[1] share of total U.S. market in 2014
- Actively managing sharp declines in drilling activity, seeking to match cost structure to activity levels

[1] Based on company data

NEWPARK

Fluids Systems – EMEA

- **Core Markets**
  - Algeria, Romania, Italy, Tunisia, Libya
- **2014 benefited from new contracts in the Black Sea, Kuwait and India**
- **Recent contract awards in Algeria, offshore Libya and Egypt to begin in 2015**




EMEA Revenues
Revenues ($ millions)
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$116
$111
$113
$117
$137
$166
2009
2010
2011
2012
2013
2014

NEWPARK

Fluids Systems – Latin America

- 2007 entry in Brazil helped establish Newpark in Deepwater market
- Focus on proprietary products such as DeepDrill®, water-based technology
- Selectively reducing exposure to Petrobras while preserving ability to pursue IOC opportunities longer-term



Latin America Revenues
Revenues ($ millions)
$120
$100
$80
$60
$40
$20
$0
$25
$61
$76
$87
$99
$85
2009
2010
2011
2012
2013
2014



Anadarko
Petroleum Corporation
MAERSK
BR
PETROBRAS
TOTAL
ExxonMobil
Statoil
STARFISH
OIL & GAS
ALVORADA PETRÓLEO

NEWPARK

Fluids Systems – Asia Pacific

- 2011 acquisition provided entry in the APAC region
- Looking to further penetrate market with Evolution System
- Activity levels soft in 2014, expecting modest recovery in 2015


Asia Pacific Revenues
Revenues ($ millions)
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
$25
$42
$36
$28
2011*
2012
2013
2014

*Business acquired in April 2011


MIGHTY RIVER POWER
Santos
We have the energy.
TAG Oil
QGC
Drillsearch
contact
NEW ZEALAND ENERGY CORP.
origin
energy

EVOLUTION TECHNOLOGY

- Evolution system continues to demonstrate superior drilling performance
- Patent covering Evolution System issued in January 2014
- Premium margin compared to traditional fluid systems
- Investing in new chemical blend plant and distribution warehouse for Evolution and other proprietary products


Evolution Revenues
Revenues ($ millions)
$300
$250
$200
$150
$100
$50
$0
$27
$67
$110
$120
$251
2010
2011
2012
2013
2014


Revenue Mix - 2014
26%
74%
All other products
Evolution


Evolution by Region - 2014
5%
8%
87%
APAC
EMEA
North America

NEWPARK

EXPANSION INTO DEEPWATER GOM

- **Foundation established in Brazil**
  - Recently expanded into Black Sea
- **Looking to leverage our experience globally, starting in Gulf of Mexico**
  - Approximately $800M drilling fluids market*
  - Expected growth over the next 3-5 years
  - Limited presence historically
- **Investing $30M in infrastructure in Fourchon, LA shore base to upgrade capabilities and significantly expand capacity**
  - Project expected to be completed by early 2016

*Based on company data

MATS & INTEGRATED SERVICES

- Leading provider in composite matting products
- Reduces operator's costs and improves environmental protection during drilling and completion phase
- Patented technology has elevated barriers to entry
- Seeking to accelerate growth by expanding into new markets
  - Manufacturing expansion coming on-line in March 2015; will nearly double production capacity


Total Segment Revenues
Revenues ($ millions)
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$37
$69
$110
$122
$116
$153
2009
2010
2011
2012
2013
2014

MATS & INTEGRATED SERVICES

- **Revenues include rentals and sale of DURA-BASE composite mats**
  - Mat sales targeted to international E&P customers and domestic customers outside of the oil and gas industry
- **Manufacturing capacity limited until expansion completed**
  - Allocation for mat sales has been limited by strong demand in rental
  - Rental business expanding beyond the U.S. following December 2013 acquisition in U.K.
- **Accelerating expansion into non-exploration markets which currently contribute ~20% of rental and service revenues**


Revenues by Type
Rental and Services
Mat Sales
Revenues ($ millions)
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
2009
2010
2011
2012
2013
2014
$25
$12
$46
$23
$68
$42
$59
$63
$71
$45
$126
$27

FINANCIAL SUMMARY

Revenue and EBITDA Margin*



$1,200
$1,000
$800
$600
$400
$200
$0
Revenues ($ millions)
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
EBITDA Margin
$667
$909
$984
$1,042
$1,118
2010
2011
2012
2013
2014

*Reflects reported operating income plus depreciation and amortization expense, as a percent of consolidated revenues

Capital Structure



Total Debt
Net Debt
Debt to Book Capital Ratio
$300
$250
$200
$150
$100
$50
$0
Debt ($ millions)
35%
32%
29%
26%
23%
20%
$175
$92
$192
$167
$259
$212
$186
$120
$184
$99
2010
2011
2012
2013
2014

- Recent improvements in EBITDA margin driven by improved sales and product mix
- Maintaining strong balance sheet entering 2015
  - Debt includes $172m of convertible notes, due October 2017
  - Revolving credit facility remains undrawn

OUTLOOK


U.S. Drilling Rigs by Type*
Horizontal
Vertical
Directional
1,600
1,400
1,200
1,000
800
600
400
200
0
Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11
Jul-11
Oct-11
Jan-12
Apr-12
Jul-12
Oct-12
Jan-13
Apr-13
Jul-13
Oct-13
Jan-14
Apr-14
Jul-14
Oct-14
Jan-15


Oil vs Gas Rig Mix*
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Oil
Gas
Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11
Jul-11
Oct-11
Jan-12
Apr-12
Jul-12
Oct-12
Jan-13
Apr-13
Jul-13
Oct-13
Jan-14
Apr-14
Jul-14
Oct-14
Jan-15

- **Maintaining cautious approach until U.S. drilling activity stabilizes**
  - Continue to execute on longer-term strategic investments
  - Reduce other discretionary spending and capital investments
  - Balancing cost reduction actions with an effort to strengthen capabilities
  - Accumulating cash
- **Seek to partially offset NAM weakness with growth opportunities in other markets**
  - Non-O&G market opportunities in Mats
  - International market expansion in Fluids

* Source: Baker Hughes

APPENDIX

NEWPARK

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)	Three Months Ended			Twelve Months Ended	
(In thousands, except per share data)	December 31, 2014	September 30, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Revenues	$ 306,162	$ 296,964	$ 246,925	$ 1,118,416	$ 1,042,356
Cost of revenues	237,067	228,661	204,158	876,999	858,467
Selling, general and administrative expenses	30,390	28,754	24,112	112,648	93,657
Other operating expense (income), net	114	117	(3,688)	(1,827)	(4,213)
Operating income	38,591	39,432	22,343	130,596	94,445
Foreign currency exchange loss	638	1,221	737	108	1,819
Interest expense, net	2,360	2,321	3,229	10,431	11,279
Income from continuing operations before income taxes	35,593	35,890	18,377	120,057	81,347
Provision for income taxes	12,147	12,398	7,912	41,048	28,725
Income from continuing operations	23,446	23,492	10,465	79,009	52,622
Income from discontinued operations, net of tax	-	-	3,059	1,152	12,701
Gain from disposal of discontinued operations, net of tax	-	-	-	22,117	-
Net income	$ 23,446	$ 23,492	$ 13,524	$ 102,278	$ 65,323
Income per common share -basic:					
Income from continuing operations	$ 0.29	$ 0.29	$ 0.12	$ 0.95	$ 0.62
Income from discontinued operations	-	-	0.04	0.28	0.15
Net income	$ 0.29	$ 0.29	$ 0.16	$ 1.23	$ 0.77
Income per common share -diluted:					
Income from continuing operations	$ 0.25	$ 0.25	$ 0.11	$ 0.84	$ 0.56
Income from discontinued operations	-	-	0.03	0.23	0.13
Net income	$ 0.25	$ 0.25	$ 0.14	$ 1.07	$ 0.69

NEWPARK

Operating Segment Results

(Unaudited)	Three Months Ended		
(In thousands)	December 31, 2014	September 30, 2014	December 31, 2013
Revenues			
Fluids systems	$ 261,029	$ 251,234	$ 212,069
Mats and integrated services	45,133	45,730	34,856
Total revenues	$ 306,162	$ 296,964	$ 246,925
Operating income (loss)			
Fluids systems	$ 24,533	$ 27,756	$ 15,158
Mats and integrated services	22,959	20,541	15,228
Corporate office	(8,901)	(8,865)	(8,043)
Total operating income	$ 38,591	$ 39,432	$ 22,343
Segment operating margin			
Fluids systems	9.4%	11.0%	7.1%
Mats and integrated services	50.9%	44.9%	43.7%

NEWPARK

Consolidated Balance Sheets

(Unaudited) (In thousands, except share data)	December 31, 2014	December 31, 2013
ASSETS		
Cash and cash equivalents	$ 85,052	$ 65,840
Receivables, net	318,600	268,529
Inventories	196,556	189,680
Deferred tax assets	11,013	11,272
Prepaid expenses and other current assets	12,615	11,016
Assets of discontinued operations	-	13,103
Total current assets	623,836	559,440
Property, plant and equipment, net	283,361	217,010
Goodwill	91,893	94,064
Other intangible assets, net	15,666	25,900
Other assets	5,366	6,086
Assets of discontinued operations	-	65,917
Total assets	$ 1,020,122	$ 968,417
LIABILITIES AND STOCKHOLDERS' EQUITY		
Short-term debt	$ 11,648	$ 12,867
Accounts payable	108,242	88,586
Accrued liabilities	53,342	46,341
Liabilities of discontinued operations	-	5,957
Total current liabilities	173,232	153,751
Long-term debt, less current portion	172,498	172,786
Deferred tax liabilities	37,694	27,060
Other noncurrent liabilities	11,240	11,026
Liabilities of discontinued operations	-	22,740
Total liabilities	394,664	387,363
Commitments and contingencies		
Common stock, $0.01 par value, 200,000,000 shares authorized and 99,204,318 and 98,030,839 shares issued, respectively	992	980
Paid-in capital	521,228	504,675
Accumulated other comprehensive loss	(31,992)	(9,484)
Retained earnings	262,616	160,338
Treasury stock, at cost; 15,210,233 and 10,832,845 shares, respectively	(127,386)	(75,455)
Total stockholders' equity	625,458	581,054
Total liabilities and stockholders' equity	$ 1,020,122	$ 968,417

NEWPARK

Consolidated Statements of Cash Flow

(Unaudited)	Twelve Months Ended December 31,	
(In thousands)	2014	2013
Cash flows from operating activities:		
Net income	$ 102,278	$ 65,323
Adjustments to reconcile net income to net cash provided by operations:		
Impairment charges	-	176
Depreciation and amortization	42,030	44,198
Stock-based compensation expense	12,304	9,699
Provision for deferred income taxes	(2,328)	(7,832)
Net provision for doubtful accounts	1,252	416
Gain on sale of a business	(33,974)	-
Gain on sale of assets	(1,369)	(3,178)
Excess tax benefit from stock-based compensation	(1,278)	(2,146)
Change in assets and liabilities:		
(Increase) decrease in receivables	(53,494)	32,172
(Increase) decrease in inventories	(14,136)	16,431
(Increase) decrease in other assets	(546)	4,574
Increase (decrease) in accounts payable	23,606	(17,733)
Increase in accrued liabilities and other	14,828	9,803
Net cash provided by operating activities	89,173	151,903
Cash flows from investing activities:		
Capital expenditures	(106,973)	(67,929)
Proceeds from sale of property, plant and equipment	3,205	1,313
Proceeds from sale of a business	89,766	13,329
Business acquisition, net of cash acquired	-	(6,776)
Net cash used in investing activities	(14,002)	(60,063)
Cash flows from financing activities:		
Borrowings on lines of credit	62,164	254,390
Payments on lines of credit	(62,445)	(328,086)
Principal payments on notes payable and long-term debt	(55)	(25)
Proceeds from employee stock plans	3,442	8,328
Post-closing payment for business acquisition	(412)	-
Purchases of treasury stock	(53,130)	(9,281)
Excess tax benefit from stock-based compensation	1,278	2,146
Net cash used in financing activities	(49,158)	(72,528)
Effect of exchange rate changes on cash	(6,801)	(318)
Net increase in cash and cash equivalents	19,212	18,994
Cash and cash equivalents at beginning of year	65,840	46,846
Cash and cash equivalents at end of year	$ 85,052	$ 65,840

NEWPARK

Experienced Leadership

• **Paul Howes**	President & CEO
• **Gregg Piontek**	VP & CFO
• **Mark Airola**	SVP, GC & Admin Officer
• **Bruce Smith**	President *Fluids Systems*
• **Jeff Juergens**	President *Mats & Integrated Services*

NEWPARK

Management Biographies

Paul L. Howes, President & CEO: Paul joined Newpark's Board of Directors and was appointed its Chief Executive Officer in March 2006. In June 2006, Mr. Howes also was appointed as Newpark's President. Mr. Howes' career has included experience in the defense industry, chemicals and plastics manufacturing, and the packaging industry. From 2002 until October 2005, he served as President and Chief Executive Officer of Astaris LLC, a primary chemicals company headquartered in St. Louis, Missouri, with operations in North America, Europe and South America. Prior to this, from 1997 until 2002, he served as Vice President and General Manager, Packaging Division, for Flint Ink Corporation, a global ink company headquartered in Ann Arbor, Michigan with operations in North America, Europe, Asia Pacific and Latin America.

Gregg S. Piontek, VP & CFO: Joined Newpark in April 2007 and served as Vice President, Controller and Chief Accounting Officer from April 2007 to October 2011. Prior to joining Newpark, Mr. Piontek was Vice President and Chief Accounting Officer of Stewart & Stevenson LLC from 2006 to 2007, where he served as the lead executive financial officer for the asset acquisition from Stewart & Stevenson Services, Inc. and $150 million public debt offering. From 2001 to 2006, Mr. Piontek held the positions of Assistant Corporate Controller and Division Controller for Stewart & Stevenson Services, Inc. Prior to that, Mr. Piontek served in various financials roles at General Electric and CNH Global N.V., after beginning his career as an auditor for Deloitte & Touche LLP. Mr. Piontek is a Certified Public Accountant and holds a bachelor degree in Accountancy from Arizona State University and a Master of Business Administration degree from Marquette University.

Mark J. Airola, Sr. VP, GC & Admin Officer: Mark joined Newpark in October 2006 as its Vice President, General Counsel and Chief Administrative Officer. Mr. Airola was named Senior Vice President in February of 2011. Prior to joining Newpark, Mr. Airola was Assistant General Counsel and Chief Compliance Officer for BJ Services Company, a leading provider of pressure pumping and other oilfield services to the petroleum industry, serving as an executive officer since 2003. From 1988 to 1995, he held the position of Senior Litigation Counsel at Cooper Industries, Inc., a global manufacturer of electrical products and tools, with initial responsibility for managing environmental regulatory matters and litigation and subsequently managing the company's commercial litigation.

MANAGEMENT BIOGRAPHIES

Bruce C. Smith, Executive VP and President Fluids Systems: Bruce joined Newpark in April 1998 as Vice President, International. Since October 2000, he has served as President of its subsidiary Newpark Drilling Fluids, L.P. Prior to joining Newpark, Mr. Smith was the Managing Director of the U.K. operations of M-I Swaco, a competitor of Newpark Drilling Fluids, where he was responsible for two business units, including their drilling fluids unit.

Jeffery L. Juergens, President Mats and Integrated Services : Jeff joined Newpark in October 2010 as President of Newpark Mats and Integrated Services and Newpark Environmental Services. Prior to joining Newpark, Mr. Juergens was the Chief Executive Officer of B&B Oilfield Services, an oilfield equipment manufacturing company which was acquired by Halliburton. Mr. Juergens has also held the position of Vice President, International Operations/Regional Manager with SPS International, a global company specializing in wellbore cleanup equipment and services, subsequently acquired by M-I Swaco.